EXHIBIT 31.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Alex Ko, certify that:

1.	I have reviewed this periodic report on Form 10-K/A of Hope Bancorp, Inc.

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: May 4, 2018	/s/ Alex Ko
_______________________________
Alex Ko
Executive Vice President and Chief Financial Officer